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                                                                  EXHIBIT 10.34

                                 PROMISSORY NOTE


$100,000.00                                                   NOVEMBER 12, 2001



FOR VALUE RECEIVED, iEXALT, INC., a Nevada Corporation (Maker), promises to pay to the order of J.A. K. UNLIMITED LTD., a Texas partnership (Holder), at P.O. Box 962, Alvin, TX 77512, or such other place as Holder may direct in writing, the principal amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), together with interest on the unpaid principal balance thereof from date at the rate of 14 percent, per annum.

All principal and accrued interest is payable in lawful money of the United States of America and is due on or before one (1) month from the date of this note (December 12, 2001) or upon the closing and funding of the sale by PremierCare, LLC of certain assets.

This Note is unsecured.

    THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
       THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME
                                     IN EFFECT.

           IN WITNESS WHEREOF, THE UNDERSIGNED MAKER HAS DULY EXECUTED THIS
                   NOTE AS OF THE DAY AND YEAR ABOVE FIRST WRITTEN.


                                    iEXALT, INC.



                                    By:    /s/ Russell Ivy
                                        --------------------------------------
                                          Russell Ivy,
                                          Executive Vice President/COO


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